UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
BLACKROCK DIRECT LENDING CORP.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(4) and 0-11.

BlackRock Direct Lending Corp.

2951 28th Street, Suite 1000

Santa Monica, California 90405

April 9, 2026

Dear Stockholder:

You are cordially invited to attend the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of BlackRock Direct Lending Corp., a Delaware corporation (the “Company”), to be held on May 27, 2026, at10:30 a.m., Pacific Time. To consider and vote on the proposals discussed in the enclosed proxy statement, the Annual Meeting will be held over the web in a virtual meeting format only. To register to attend the Annual Meeting please use the following link: https://blackrock.webex.com/weblink/register/r939ceab53ffe304d5cfb4c26d66c911e.

The notice of Annual Meeting and proxy statement accompanying this letter provide an outline of the business to be conducted at the meeting. At the Annual Meeting you will be asked to elect all four Director nominees to the Board of Directors of the Company.

It is important that you be represented at the Annual Meeting. Please complete, sign, date and return your proxy card to us by email to AlternativesClientServices@BlackRock.com at your earliest convenience, even if you plan to attend the Annual Meeting virtually. If you attend the Annual Meeting, you may revoke your proxy prior to its exercise and vote virtually at the Annual Meeting. Your vote is very important to us. I urge you to submit your proxy as soon as possible.

If you have any questions about the proposals to be voted on, please email Alternatives Client Services at AlternativesClientServices@BlackRock.com.

Sincerely yours,

/s/ Philip Tseng
Philip Tseng
Director and Chief Executive Officer

BlackRock Direct Lending Corp.

2951 28th Street, Suite 1000

Santa Monica, California 90405

(310) 566-1094

NOTICE OF ANNUAL MEETING

TO BE HELD ON MAY 27, 2026

To the Stockholders of BlackRock Direct Lending Corp.:

The 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of BlackRock Direct Lending Corp., a Delaware corporation (the “Company”) will be held on May 27, 2026, at 10:30 a.m. Pacific Time, for the following purposes:

1.

To elect all four Director nominees to the Board of Directors of the Company to serve until the 2027 Annual Meeting of Stockholders of the Company, or until his or her successor is duly elected and qualifies; and

2.	To transact such other business as may properly come before the Annual Meeting and any adjournments, postponements or delays thereof.

To consider and vote on the proposals discussed in the enclosed proxy statement, the Annual Meeting will be held over the web in a virtual meeting format only. You will not be able to attend the Annual Meeting in person. However, Stockholders will have the same rights in the virtual meeting as they would in in-person meetings. To register to attend the Annual Meeting please follow the directions below and use the following link: https://blackrock.webex.com/weblink/register/r939ceab53ffe304d5cfb4c26d66c911e .

We encourage you to access the Annual Meeting prior to the start time. The live webcast and listen-only conference call will begin promptly at 10:30 a.m. Pacific Time. The virtual meeting platform is fully supported across browsers (Microsoft Edge, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. You will not be able to attend the Annual Meeting in person. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the Annual Meeting. Participants should also give themselves plenty of time to dial-in to the conference call or log in and ensure that they can hear audio prior to the start of the Annual Meeting.

If you want to submit a question during the Annual Meeting, log into the live webcast at https://blackrock.webex.com/weblink/register/r939ceab53ffe304d5cfb4c26d66c911e, type your question into the “Ask a Question” field, and click “Submit.”

A record date stockholder who wishes to attend the Annual Meeting must use the following link to register and verify that you were a stockholder on the record date (March 30, 2026): https://blackrock.webex.com/weblink/register/r939ceab53ffe304d5cfb4c26d66c911e.

Requests for registration must be received no later than 5:00 p.m., Eastern Time, on May 26, 2026. Record date stockholders registering to attend the Annual Meeting will receive a confirmation email regarding registration.

You have the right to receive notice of and to vote at the Annual Meeting if you were a stockholder of record at the close of business on March 30, 2026. Please complete, sign, date and return your proxy card by email to AlternativesClientServices@BlackRock.com at your earliest convenience, even if you plan to attend the Annual Meeting. If you attend the meeting, you may revoke your proxy prior to its exercise and vote virtually at the meeting. In the event that there are not sufficient stockholders present for a quorum, the Annual Meeting may be adjourned from time to time, in the manner provided in our bylaws, until a quorum will be present or represented.

If you have any questions about the proposals to be voted on, please email Alternatives Client Services at AlternativesClientServices@BlackRock.com.

By Order of the Board of Directors,

/s/ Philip Tseng
Philip Tseng
Director and Chief Executive Officer

Santa Monica, California
April 9, 2026

This is an important meeting. To ensure proper representation at the Annual Meeting, please complete, sign, date and return the proxy card by email to AlternativesClientServices@BlackRock.com. Even if you authorize a proxy prior to the Annual Meeting, you still may attend the Annual Meeting, revoke your proxy, and vote your shares virtually.

BlackRock Direct Lending Corp.

2951 28th Street, Suite 1000

Santa Monica, California 90405

(310) 566-1094

PROXY STATEMENT 2026

Annual Meeting of Stockholders

This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors”) of BlackRock Direct Lending Corp., a Delaware corporation (the “Company”), for use at the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of the Company to be held on May 27, 2026, at 10:30 a.m. Pacific Time, and at any postponements, adjournments or delays thereof. In order to support the health and well-being of our Stockholders, employees and our community, the Annual Meeting will be held over the web in a virtual meeting format only. However, Stockholders will have the same rights in the virtual meeting as they would in in-person meetings. To register to attend the Annual Meeting please follow the directions below and use the following link: https://blackrock.webex.com/weblink/register/r939ceab53ffe304d5cfb4c26d66c911e.

A record date stockholder who wishes to attend the Annual Meeting must use the provided link to register and verify that you were a stockholder on the record date: March 30, 2026. Requests for registration must be received no later than 5:00 p.m., Eastern Time, on May 26, 2026. Record date stockholders registering to attend the Annual Meeting will receive a confirmation email regarding registration.

We encourage you to access the Annual Meeting prior to the start time. The live webcast and listen-only conference call will begin promptly at 10:30 a.m. Pacific Time. The virtual meeting platform is fully supported across browsers (Microsoft Edge, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the Annual Meeting. Participants should also give themselves plenty of time to dial-in to the conference call or log in and ensure that they can hear audio prior to the start of the Annual Meeting.

If you want to submit a question during the Annual Meeting, log into the live webcast at https://blackrock.webex.com/weblink/register/r939ceab53ffe304d5cfb4c26d66c911e, type your question into the “Q&A” field, and click “Send.”

This Proxy Statement and the accompanying proxy card are first being sent to stockholders on or about April 9, 2026.

It is important that every stockholder authorize a proxy so that we can achieve a quorum and hold the Annual Meeting. The presence at the Annual Meeting, in person via webcast or by proxy, of holders of not less than one-third of the Company’s shares issued and outstanding and entitled to vote at the meeting will constitute a quorum for the transaction of business. If a quorum is not met, then we will be required to adjourn the meeting and incur additional expenses to continue to solicit additional votes.

We encourage you to vote, either by voting virtually at the Annual Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign and date the accompanying proxy card and we receive it in time for the Annual Meeting, the persons named as proxies will vote the shares registered directly in your name in the manner that you specified. If you properly execute the proxy card and give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the election of the nominees as Directors.

If you are a stockholder of record, you may revoke a proxy at any time before it is exercised by notifying the Company’s Chief Compliance Officer in writing, by submitting a properly executed, later-dated proxy, or by voting virtually at the Annual Meeting. Any stockholder of record attending the Annual Meeting may vote virtually whether or not he or she has previously authorized a proxy.

For information on attending the Annual Meeting via webcast, please email Alternatives Client Services at AlternativesClientServices@BlackRock.com. You will not be able to attend the meeting in person.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE ANNUAL MEETING TO BE HELD ON MAY 27, 2026

The following materials relating to this Proxy Statement are available at https://icx.efrontcloud.com/blackrock/login.aspx:

•	this Proxy Statement; and

•	the accompanying Notice of Annual Meeting.

Purpose of Annual Meeting

The Annual Meeting has been called for the following purposes:

1.

To elect all four Director nominees to the Board of Directors of the Company to serve until the 2027 Annual Meeting of Stockholders of the Company, or until his or her successor is duly elected and qualifies; and

2.	To transact such other business as may properly come before the Annual Meeting and any adjournments, postponements or delays thereof.

Voting Securities

You may vote your shares at the Annual Meeting only if you were a stockholder of record at the close of business on March 30, 2026 (the “Record Date”). At the close of business on the Record Date, the Company had 29,173,775 common shares outstanding. Each share is entitled to one vote.

Quorum Required

The holders of not less than one-third of the Company’s shares issued and outstanding and entitled to vote at the Annual Meeting, present in person via webcast or represented by proxy, will constitute a quorum at the Annual Meeting for the transaction of business.

If a quorum is not met, then we will be required to adjourn the meeting and incur additional expenses to continue to solicit additional votes.

Shares that are present at the Annual Meeting, but then abstain, will be treated as present for purposes of establishing a quorum. However, abstentions on a matter are not treated as votes cast on such matter.

Vote Required

Proposal: Election of Directors. The election of a Director requires the affirmative vote of a plurality of the Company’s shares entitled to vote represented in person via webcast or by proxy at the Annual Meeting so long as a quorum is present. If you vote to “Withhold Authority” with respect to a nominee, your shares will not be voted with respect to the person indicated. Because the Company requires a plurality of votes to elect each such Director, withheld votes, if any, will not have an effect on the outcome of the Proposal.

Adjournment. The Annual Meeting may be adjourned from time to time pursuant to our bylaws. If a quorum is not present or represented at the Annual Meeting or if the chair of the Annual Meeting believes it is in the best interests of the Company, the chair of the Annual Meeting has the power to adjourn the meeting from time to time, in the manner provided in our bylaws, until a quorum will be present or represented or to provide additional time to solicit votes for one or more proposals.

Information Regarding This Solicitation

The Company will bear all costs and expenses related to the solicitation of proxies for the Annual Meeting, including the cost of preparing, printing and mailing this Proxy Statement, the accompanying Notice of Annual Meeting and proxy cards.

In addition to the solicitation of proxies by the use of the mail, proxies may be solicited in person and by telephone or facsimile transmission by directors, officers or employees of the Company, BlackRock Capital Investment Advisors, LLC, which is the Company’s investment manager (the “Investment Manager”), and/or BlackRock Financial Management, Inc., which is the Company’s administrator (the “Administrator”). The Investment Manager and the Administrator are each located at 50 Hudson Yards, New York, New York 10001. No additional compensation will be paid to directors, officers, regular employees, the Investment Manager or the Administrator for such services.

Any proxy given pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised. Any such notice of revocation should be provided in writing and signed by the stockholder in the same manner as the proxy being revoked and delivered to our proxy tabulator.

Security Ownership of Certain Beneficial Owners and Management

Our Directors are divided into two groups: interested directors and independent directors. “Interested Directors” are those who are “interested persons” of the Company, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). “Independent Directors” are those who are not “interested persons” of the Company, as defined in the 1940 Act.

The following table sets forth, as of March 30, 2026, certain ownership information with respect to the Company’s shares for those persons who may, insofar as is known to us, directly or indirectly own, control or hold with the power to vote, 5% or more of our outstanding common shares and the beneficial ownership of each Director nominee and executive officer, and the executive officers and Directors as a group. Persons that own more than 25% of our outstanding voting securities are presumed to control us, as such term is defined in the 1940 Act. As of the Record Date, no Directors or executive officers owned any of the Company’s outstanding common shares.

Ownership information for those persons, if any, who own, control or hold with the power to vote, 5% or more of our shares is based upon Form 3, Form 4, Schedule 13D or Schedule 13G filings by such persons with the Securities and Exchange Commission (the “Commission”) and other information obtained from such persons, if available. Such ownership information is as of the date of the applicable filing and may no longer be accurate.

Unless otherwise indicated, we believe that each person set forth in the table below has sole voting and investment power with respect to all shares of the Company he or she beneficially owns and has the same address as the Company. The Company’s address is 2951 28th Street, Suite 1000, Santa Monica, California 90405.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
5% or more holders
Common Stock	The Public Institution for Social Security P.O. Box 4324 Safat 13104, Kuwait	29,076,852	99.6%
Interested Directors
Common Stock	Philip Tseng	—	—
Independent Directors
Common Stock	Eric J. Draut	—	—
Common Stock	Karen L. Leets	—	—
Common Stock	Maureen K. Usifer	—	—
Executive Officers
Common Stock	Erik L. Cuellar	—	—
Common Stock	Jason Mehring	—	—
Common Stock	Patrick Wolfe	—	—
Common Stock	Dan Worrell	—	—
Common Stock	Diana Huffman	—	—
Common Stock	Charles C.S. Park	—	—
Common Stock	Directors and Executive Officers as a Group (10 persons)	—	—

*	Less than 1%

The following table sets out the dollar range of our equity securities beneficially owned by each of our Directors and the Director nominees as of March 30, 2026. We are not part of a “family of investment companies,” as that term is defined in the 1940 Act.

Name of Director	Dollar Range of Equity Securities in the Company(1)
Interested Directors
Philip Tseng	None
Independent Directors
Eric J. Draut	None
Karen L. Leets	None
Maureen K. Usifer	None

(1)	Dollar ranges are as follows: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.

Proposal: Election of Directors

Pursuant to our certificate of incorporation and bylaws our Board of Directors may change the number of Directors constituting the Board of Directors, provided that the number thereof will never be less than two nor more than nine. We currently have four Directors on our Board of Directors, each of whom are standing for election this year. If any Director is unavailable for re-election at the time of the Annual Meeting, the persons named as proxies will vote for such substitute nominee(s) as the Company’s Board of Directors may select. Each Director nominee elected at the Annual Meeting will serve until the later of the date of our 2027 Annual Meeting or until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal.

A stockholder can vote for or withhold his or her vote from any nominee. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of the nominees named below. If a nominee should decline or be unable to serve as a Director, it is intended that the proxy will be voted for the election of such person as is nominated by the Board of Directors as a replacement. The Board of Directors has no reason to believe that any of the persons named below will be unable or unwilling to serve, and each such person has consented to being named in this Proxy Statement and to serve if elected.

The Board of Directors recommends that you vote FOR the election of the nominees named in this Proxy Statement.

INFORMATION ABOUT THE NOMINEES AND DIRECTORS

Certain information with respect to the nominees for election at the Annual Meeting and the Directors is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person holds, and the year in which each person became a Director.

The 1940 Act requires that our Board of Directors consist of at least a majority of independent directors. Under the 1940 Act, in order for a Director to be deemed independent, he or she, among other things, generally must not: own, control or hold power to vote, 5% or more of the voting securities of, or control the Company or an investment advisor or principal underwriter to the Company; be an officer, director or employee of the Company or of an investment advisor or principal underwriter to the Company; be a member of the immediate family of any of the foregoing persons; knowingly have a direct or indirect beneficial interest in, or be designated as an executor, guardian or trustee of an interest in, any security issued by an investment advisor or principal underwriter to the Company or any parent company thereof; be a partner or employee of any firm that has acted as legal counsel to the Company or an investment advisor or principal underwriter to the Company during the last two years; or have certain relationships with a broker-dealer or other person that has engaged in agency transactions, principal transactions with, lent money or other property to, or distributed shares on behalf of, the Company.

The Board of Directors has considered the independence of members of the Board of Directors who are not employed by the Investment Manager and has concluded that Eric J. Draut, Karen L. Leets and Maureen K. Usifer (the “Independent Directors”) are not “interested persons” as defined by the 1940 Act and therefore qualify as independent directors under the standards promulgated by the 1940 Act. In reaching this conclusion, the Board of Directors concluded that Mses. Leets and Usifer and Mr. Draut had no relationships with the Investment Manager or any of its affiliates, other than their positions as Directors of the Company and directors/trustees of business development companies managed by the Investment Manager and its affiliate, and other than, if applicable, investments in us or other private funds managed by the Investment Manager that are on the same terms as those of other stockholders and investors.

Each Director nominee has been nominated for election as a Director to serve until the 2027 Annual Meeting of Stockholders of the Company, or until his or her successor is duly elected and qualifies. None of the Independent Directors have been proposed for election pursuant to any agreement or understanding with any other Director or the Company. The Company is party to an investment management agreement with the Investment Manager. Mr. Tseng is employed by the Investment Manager. In addition, pursuant to the terms of an administration agreement, the Administrator provides, or arranges to provide, the Company with the office facilities and administrative services necessary to conduct our day-to-day operations. The Administrator is controlled by the Investment Manager and its affiliates.

Biographical Information

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of BlackRock Advised BDCs Overseen	Other Public or Investment Company Directorships Held by Director*
Independent Directors and Nominees

Karen L. Leets 2951 28th Street, Suite 1000, Santa Monica, California 90405	Director, Audit Committee Member and Joint Transactions Committee Member	2026; 2023 to present	From 2023 to present, Ms. Leets has been a Director of the Company, a member of the Company’s Audit Committee, and member of the Joint Transaction Committee. From October 2022 to present, Ms. Leets has been an independent director and member of the Governance and Compensation Committee, a member of the Audit Committee and a member of the Joint Transactions Committee of BlackRock TCP Capital Corp. From 2019 to March 2026, Ms. Leets served as a Senior Vice President and Treasurer of Baxter	2 BDCs consisting of 2 Portfolios.	None.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of BlackRock Advised BDCs Overseen	Other Public or Investment Company Directorships Held by Director*
Independent Directors and Nominees - (Continued)
Year of birth: 1956			International Inc. Ms. Leets previously served as Assistant Treasurer of Google LLC from 2017 to 2018. From 2013 to 2017, Ms. Leets was a Vice President and Treasurer of Kimberly-Clark Corporation. Prior to joining Kimberly-Clark, Ms. Leets worked in treasury roles at McDonald’s Corporation and USG Corporation. Ms. Leets began her career as a public accountant at Coopers & Lybrand (now PricewaterhouseCoopers LLP), where she worked for eight years. Ms. Leets is a Certified Public Accountant in Illinois and earned a B.S. in Accounting and an MBA from Indiana State University Scott School of Business.

Maureen K. Usifer 2951 28th Street, Suite 1000, Santa Monica, California 90405 Year of birth: 1960	Director; Audit Committee Chair and Joint Transactions Committee Member	2026; 2024 to present

From 2024 to present, Ms. Usifer has served as a Director of the Company, Chair of the Audit Committee, and a member of the Joint Transactions Committee. Ms. Usifer is also a Director and the Chair of the Audit Committee of BlackRock TCP Capital Corp. and Trustee and Chair of the Audit Committee of BlackRock Private Credit Fund. From 2005 until its merger with and into a wholly-owned subsidiary of BlackRock TCP Capital Corp. on March 18, 2024, Ms. Usifer was a Director of BlackRock Capital Investment Corporation.

From 2024 to present, Ms. Usifer has served as a Director for Charlotte’s Web. From 2021 to present, Ms. Usifer has served as a Director for PC Construction. Since 2018, Ms. Usifer has been a Director of Liberty All Star Funds. Ms. Usifer was a member of the Green Mountain Care Board, a regulatory board appointed by the Governor in Vermont responsible for approving hospital budgets, insurance rates and capital projects, from 2017 to 2021. Ms. Usifer served as CFO of Seventh Generation Inc., a distributor of its brand of household and personal care products, from 2012 to 2016. From 1996 to 2012, Ms. Usifer served in various roles with Church & Dwight Co., Inc. (“Church & Dwight”), a major producer of baking soda and consumer products. Ms. Usifer served as Vice President of Investor Relations, Senior Finance Director, Divisional CFO and controller during her tenure at Church & Dwight. Ms. Usifer received an undergraduate degree in business from St. Michael’s College and an M.B.A. in Finance from Clarkson University.

				3 BDCs consisting of 3 Portfolios.	Ms. Usifer currently serves as a Director of Liberty All Star Funds and serves as chair of the audit committee. Ms. Usifer also serves as a Director of Charlotte’s Web and serves as chair of the audit committee.

Eric J. Draut 2951 28th Street, Suite 1000, Santa Monica, California 90405 Year of birth: 1957		2026; 2020 to present

From 2020 to present, Mr. Draut has been a Director of the Company. From 2020 to November 2024, and since May 18, 2025, Mr. Draut has served as Lead Independent Director and as a member of the Company’s Audit Committee, and a member of the Joint Transactions Committee. From 2011 to present, Mr. Draut has been a Director of BlackRock TCP Capital Corp., and from 2022 to present, Mr. Draut has been a Trustee of BlackRock Private Credit Fund.

Mr. Draut is the Vice-Chair of the Board and the Chair of the Audit Committee of Thrivent Financial for Lutherans, a registered investment adviser and Fortune 500 Company. From August 2022 until December 2025, Mr. Draut served as a trustee of the ELCA Foundation. In February 2015, Mr. Draut was also appointed to the Board of Holy Family Ministries, operator of Holy Family School, where he served as the Interim Chief Executive Officer from 2017 to 2018

				3 BDCs consisting of 3 Portfolios.	None.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of BlackRock Advised BDCs Overseen	Other Public or Investment Company Directorships Held by Director*
Independent Directors and Nominees - (Continued)
and currently serves as Chair of the Board. From 2008 to 2010 and again from 2014 to 2017, Mr. Draut was Chairman of the Board of Lutheran Social Services of Illinois. From 2012 to 2014, Mr. Draut was Executive Chairman and, in 2017, became chairman emeritus, of the Board of Lutheran Social Services of Illinois.

Philip Tseng(1) 50 Hudson Yards New York, New York 10018 Year of birth: 1976	Chair of the Board, Director, Chief Executive Officer and Co-Chief Investment Officer	2026; 2021 to present; Director, Chief Executive Officer and Co-Chief Investment Officer (since 2024); President (2021 to 2024)	Mr. Tseng is Chair of the Board of Directors, the Chief Executive Officer and Co-Chief Investment Officer of the Company. Mr. Tseng is a senior member of the investment team within BlackRock’s Private Financing Solutions (PFS) platform, where he leads BlackRock’s U.S. core middle market direct lending strategy. In this capacity, Mr. Tseng is responsible for oversight of the strategy’s investment process and plays a leadership role in the evaluation, structuring, and execution of private secured investments in U.S. core middle market companies. Mr. Tseng also serves as the Chairman, CEO and Co-CIO of BlackRock TCP Capital Corp. and BlackRock Private Credit Fund. Prior to joining BlackRock, Mr. Tseng was a Managing Partner at Tennenbaum Capital Partners, LLC, where he was also a member of the Management Committee. Prior to joining Tennenbaum Capital Partners, LLC, Mr. Tseng was a member of the Credit Suisse First Boston technology investment banking group focusing on technology and business services. While at CSFB, he advised on and executed M&A, public and private equity and structured debt transactions for a broad range of small and large cap companies. He also spent time covering technology services companies as an equity research analyst. Prior to that, he spent time in investment banking at Deutsche Banc Alex Brown. Mr. Tseng holds an M.B.A. from Harvard Business School and a B.A. (honors) in Economics from Harvard College.	3 BDCs consisting of 3 Portfolios.	None.

Officers Who Are Not Directors

Jason Mehring 2951 28th Street, Suite 1000, Santa Monica, California 90405 Year of birth: 1971	President	2024 to present	Mr. Mehring is the President of the Company, BlackRock TCP Capital Corp. and BlackRock Private Credit Fund. Mr. Mehring is a senior member of the investment team within BlackRock’s Private Financing Solutions (PFS) platform. Mr. Mehring plays a leadership role in the evaluation, structuring, and execution of private secured investments in U.S. core middle market companies. Mr. Mehring has over 30 years’ experience in middle market investing including his 20 years’ experience with the BlackRock team, joining as a Managing Director at BlackRock Capital Investment Corporation’s former advisor in 2005. Mr. Mehring previously spent more than ten years at Banc of America Capital Investors (BACI), an affiliate of Bank of America, Inc., in Chicago, where he held positions of increasing responsibility, becoming a Principal of the firm in 2000. At BACI, Mr. Mehring focused on mezzanine and private equity investing in middle market companies. Prior to joining BACI in 1994, he worked at Firstar Bank, a predecessor to U.S. Bank. Mr. Mehring holds an M.B.A from the Kellogg School of Management at Northwestern University and a B.B.A., summa cum laude, in Finance and Economics from the University of Wisconsin Eau Claire (graduating with University Honors).	N/A	N/A

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of BlackRock Advised BDCs Overseen	Other Public or Investment Company Directorships Held by Director*
Officers Who Are Not Directors - (Continued)

Erik L. Cuellar 2951 28th Street, Suite 1000, Santa Monica, California 90405 Year of birth: 1971	Chief Financial Officer	2020 to present	Mr. Cuellar is the Chief Financial Officer of the Company, BlackRock TCP Capital Corp. and BlackRock Private Credit Fund. Mr. Cuellar has been at BlackRock and, before that, Tennenbaum Capital Partners, LLC, since 2011. Prior to his current role, Mr. Cuellar served as Controller for Ares Capital Corporation. Prior to that, Mr. Cuellar was with Metropolitan West Asset Management where he served as the Assistant Treasurer and Principal Accounting Officer for the Metropolitan West Funds. Prior to that, Mr. Cuellar managed the Alternative Investments Group at Western Asset Management Company. Mr. Cuellar began his career with Deloitte & Touche LLP where he was a Senior Auditor in their Financial Services Group. Mr. Cuellar earned a B.S. in Accounting from California State University Northridge and is a Certified Public Accountant in California.	N/A	N/A

Charles C. S. Park 50 Hudson Yards, New York, New York 10001 Year of birth: 1967	Chief Compliance Officer	N/A; July 2025 to present	Mr. Park is the Chief Compliance Officer of the Company, BlackRock TCP Capital Corp. and BlackRock Private Credit Fund, and Chief Compliance Officer of the Investment Adviser and the Sub-Adviser. He is also the Chief Compliance Officer of other BlackRock US-registered investment advisers since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012; Chief Compliance Officer of the Company from 2018 to February 2024; Chief Compliance Officer of the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex from 2014 to 2023; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds from 2006 to 2023.	N/A	N/A

Dan Worrell 2951 28th Street, Suite 1000, Santa Monica, California 90405 Year of birth: 1963	Co-Chief Investment Officer	2024 to present	Mr. Worrell serves as the Co-CIO of the Company, BlackRock TCP Capital Corp. and BlackRock Private Credit Fund. Mr. Worrell is a senior member of the investment team within BlackRock’s Private Financing Solution (PFS) platform, where he is a leader in BlackRock’s U.S. core middle market direct lending strategy. In this capacity, Mr. Worrell is responsible for oversight of the strategy’s investment process and plays a leadership role in the evaluation, structuring, and execution of private secured investments in U.S. core middle market companies. Prior to joining BlackRock, Mr. Worrell was a Managing Director at Tennenbaum Capital Partners, LLC, where he led investment activity across several industry verticals, including Healthcare, Consumer Brands, Retail, and Consumer and Specialty Finance. Prior to Tennenbaum Capital Partners, LLC, Mr. Worrell was a High Yield Portfolio Manager with Mulholland Capital Advisors. Mr. Worrell holds an M.B.A. from Columbia University and a B.S. from California State University, Northridge.	N/A	N/A

Patrick Wolfe 2951 28th Street, Suite 1000, Santa Monica,	Chief Operating Officer	2024 to present	Patrick Wolfe is Chief Operating Officer of the Company, BlackRock TCP Capital Corp. and BlackRock Private Credit Fund. He is also a Senior Portfolio Manager within BlackRock’s Private Financing Solutions (PFS) platform. Mr. Wolfe is Head of Portfolio Construction for U.S. Private Capital’s U.S. Direct Lending funds which includes	N/A	N/A

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of BlackRock Advised BDCs Overseen	Other Public or Investment Company Directorships Held by Director*
Officers Who Are Not Directors - (Continued)
California 90405 Year of birth: 1982			overseeing allocations, portfolio positioning, and liability management. Mr. Wolfe is also Head of U.S. middle-market CLOs at BlackRock. Mr. Wolfe joined BlackRock through the acquisition of Tennenbaum Capital Partners, LLC. At Tennenbaum Capital Partners, LLC, Mr. Wolfe was a portfolio manager on the U.S. Direct Lending Funds and launched the middle-market CLO platform taking the business to over $1 billion of assets. He also co-led the development of the firm’s proprietary private credit software platform. He was one of the creators of the Direct Lending fund structure designed for insurance company clients. Before Tennenbaum Capital Partners, LLC, Mr. Wolfe was in structured credit at Deutsche Bank for six years focusing on the structuring, issuance, and management of CLOs and other credit strategies. He began his career in 2006 at KSJG LLP in the Advisory group focused on mortgage banking. Mr. Wolfe earned a B.S. in Accounting from San Diego State University in 2006. Mr. Wolfe volunteers his time as a member of the Board of Directors for the Southern California Golf Association (“SCGA”) and Southern California Golf Association Junior Foundation.

Diana Huffman 50 Hudson Yards, New York, New York, 10001 Year of birth: 1982	General Counsel and Secretary	2022 to present	Ms. Huffman is General Counsel and Secretary of the Company, BlackRock Private Credit Fund and BlackRock TCP Capital Corp. Ms. Huffman also serves as Secretary of HPS Net Income Lease REIT. Ms. Huffman previously served as General Counsel of BlackRock Capital Investment Corporation, a public BDC, prior to its merger with BlackRock TCP Capital Corp. in March 2024. As a part of BlackRock’s Legal & Compliance department, Ms. Huffman is responsible for supporting BlackRock’s Private Financing Solutions platform, with a focus on retail alternatives, advising on a broad array of legal and regulatory issues including product development and corporate governance matters. Prior to joining BlackRock in 2022, Ms. Huffman served as Corporate Counsel at PGIM Investments LLC starting in 2015, where she served as Chief Legal Officer for its BDC and as the lead attorney for retail funds. From 2009 to 2015, Ms. Huffman was an associate in the Asset Management group at Willkie Farr & Gallagher LLP, where she focused on the organization and operation of private and regulated funds. Ms. Huffman has a J.D. (cum laude) from Fordham University School of Law and a B.A. (summa cum laude) in International Relations from Boston University.	N/A	N/A

*	Directorships disclosed under this column do not include directorships disclosed under the column “Principal Occupation(s) During Past Five Years.”
(1)	Mr. Tseng is an “interested person” (as defined in the 1940 Act) of the Company by virtue of his current positions with the Investment Manager.

The Board of Directors has adopted procedures for evaluating potential Director candidates against the knowledge, experience, skills, expertise and diversity that it believes are necessary and desirable for such candidates. The Board of Directors believes that each Director satisfied, at the time he or she was initially elected or appointed a Director, and continues to satisfy, the standards contemplated by such procedures. Furthermore, in determining that a particular Director was and continues to be qualified to serve as a Director, the Board of Directors has considered a variety of criteria, none of which, in isolation, was controlling. The Board of Directors believes that, collectively, the Directors have balanced and diverse experience, skills, attributes and qualifications, which allow the Board of Directors to operate effectively in governing the Company and protecting the interests of stockholders. Among the attributes common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Investment Manager and other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties as Directors. Each Director’s ability to perform his or her duties effectively is evidenced by his or her educational background or professional training; business, consulting, public service or academic positions; experience from service as a member of the Board of Directors, other investment companies, public companies, or non-profit entities or other organizations; ongoing commitment and participation in Board of Directors and committee meetings, as well as his or her leadership of standing committees; or other relevant life experiences. Information about the specific experience, skills, attributes and qualifications of each Director, which in each case led to the Board of Director’s conclusion that the Director should serve as a Director of the Company, is provided below.

Interested Directors

Philip Tseng is Chair of the Board of Directors, Chief Executive Officer and Co-Chief Investment Officer of the Company. Mr. Tseng is a senior member of the investment team within BlackRock’s Private Financing Solutions (PFS) platform, where he leads BlackRock’s U.S. core middle market direct lending strategy. In this capacity, Mr. Tseng is responsible for oversight of the strategy’s investment process and plays a leadership role in the evaluation, structuring, and execution of private secured investments in U.S. core middle market companies. Mr. Tseng also serves as the Chairman, CEO and Co-CIO of BlackRock TCP Capital Corp. and BlackRock Private Credit Fund. Prior to joining BlackRock, Mr. Tseng was a Managing Partner at Tennenbaum Capital Partners, LLC, where he was also a member of the Management Committee. Prior to joining Tennenbaum Capital Partners, LLC, Mr. Tseng was a member of the Credit Suisse First Boston technology investment banking group focusing on technology and business services. While at CSFB, he advised on and executed M&A, public and private equity and structured debt transactions for a broad range of small and large cap companies. He also spent time covering technology services companies as an equity research analyst. Prior to that, he spent time in investment banking at Deutsche Banc Alex Brown. Mr. Tseng holds an M.B.A. from Harvard Business School and a B.A. (honors) in Economics from Harvard College.

Independent Directors

Eric J. Draut is Lead Independent Director of the Company. From 2020 to November 14, 2024, and since May 18, 2025, Mr. Draut has served as a member of the Company’s Audit Committee and a member of the Company’s Joint Transactions Committee. From November 14, 2024 through May 18, 2025, Mr. Draut was an “interested person” (as defined in the 1940 Act) of the Company by virtue of his position as a director of a company that purchased debt securities issued by the Company. The Company’s Board of Directors benefits from Mr. Draut’s nearly 30-year career in accounting and finance. Mr. Draut completed a 20-year career at Kemper Corporation (formerly Unitrin, Inc.) in 2010, serving the last nine years as Executive Vice President, Chief Financial Officer and a member of its board of directors. Mr. Draut also held positions at Kemper Corporation as Group Executive, Treasurer and Corporate Controller. Prior to joining Kemper Corporation, Mr. Draut was Assistant Corporate Controller at Duchossois Industries, Inc. and at AM International, Inc. Mr. Draut began his career at Coopers and Lybrand (now PricewaterhouseCoopers LLP). Mr. Draut is a Certified Public Accountant, received an M.B.A. in finance and operations from Kellogg Graduate School of Management at Northwestern University and a B.S. in accountancy from the University of Illinois at Urbana-Champaign, graduating with High Honors. Until September 2013 Mr. Draut served as a Director and Chairman of the audit committee of Intermec. Mr. Draut is the Vice-Chair of the Board and the Chair of the Audit Committee of Thrivent Financial for Lutherans, a registered investment adviser and Fortune 500 Company. In February 2015 Mr. Draut was also appointed to the Board of Holy Family Ministries, operator of Holy Family School, where he served as the Interim Chief Executive Officer from 2017 to 2018 and currently serves as Chair of the Board. From August 2022 until December 2025, Mr. Draut served as a trustee of the ELCA Foundation. Mr. Draut volunteers with Lutheran Social Services of Illinois where he currently serves as chairman emeritus of the Board of Directors and has served as Executive Chairman of its Board of Directors. Mr. Draut is also a National Association of Corporate Directors Fellow. Mr. Draut’s knowledge of financial and accounting matters, and his independence from the Company and the Investment Manager, qualifies him to serve as a member of the Company’s Audit Committee.

Maureen K. Usifer is a Director of the Company. Since March 2024, Ms. Usifer has been a Director of the Company, Chair of the Audit Committee and a member of the Joint Transactions Committee. Ms. Usifer also serves as a Trustee and Chair of the Audit Committee of BlackRock Private Credit Fund, Member of its Governance and Compensation Committee and Member of its Joint Transactions Committee, and a Director and Chair of the Audit Committee of BlackRock TCP Capital Corp., member of its Governance and Compensation Committee and a member of its Joint Transactions Committee. From 2005 until its merger with and into a wholly-owned subsidiary of the Company on March 18, 2024, Ms. Usifer was a Director of BlackRock Capital Investment Corporation. From 2024 to present, Ms. Usifer has served as a Director for Charlotte’s Web. From 2021 to present, Ms. Usifer has served as a Director for PC Construction. Since 2018, Ms. Usifer has been a Director of Liberty All Star Funds. Ms. Usifer was a member of the Green Mountain Care Board, a regulatory board appointed by the Governor in Vermont responsible for approving hospital budgets, insurance rates and capital projects, from 2017 to 2021. Ms. Usifer served as CFO of Seventh Generation Inc., a distributor of its brand of household and personal care products, from 2012 to 2016. From 1996 to 2012, Ms. Usifer served in various roles with Church & Dwight Co., Inc. (“Church & Dwight”), a major producer of baking soda and consumer products. Ms. Usifer served as Vice President of Investor Relations, Senior Finance Director, Divisional CFO and controller during her tenure at Church & Dwight. Ms. Usifer received an undergraduate degree in business from St. Michael’s College and an M.B.A. in Finance from Clarkson University. Ms. Usifer’s prior board service, in addition to her roles as an Independent Director of BlackRock TCP Capital Corp. and an Independent Trustee of BlackRock Private Credit Fund, provides her with specific understanding of the Company, its operations and the business and regulatory issues facing BDCs. Ms. Usifer’s independence from the Company enhances her service as Chair of the Board’s Audit Committee and member of other Board committees.

Karen L. Leets is a Director of the Company. Ms. Leets is also a member of the Audit Committee and a member of the Joint Transactions Committee. From October 2022 to present, Ms. Leets has been an independent director of BlackRock TCP Capital Corp. and member of its Governance and Compensation Committee, member of the Audit Committee and a member of the Joint Transactions Committee. From 2019 to March 2026, Ms. Leets served as a Senior Vice President and Treasurer of Baxter International Inc. Ms. Leets previously served as Assistant Treasurer of Google LLC from 2017 to 2018. From 2013 to 2017, Ms. Leets was a Vice President and Treasurer of Kimberly-Clark Corporation. Prior to joining Kimberly-Clark, Ms. Leets worked in treasury roles at McDonald’s Corporation and USG Corporation. Ms. Leets began her career as a public accountant at Coopers & Lybrand (now PricewaterhouseCoopers LLP), where she worked for eight years. Ms. Leets is a Certified Public Accountant in Illinois and earned a B.S. in Accounting and an MBA from Indiana State University Scott School of Business. Ms. Leets’s knowledge of financial and accounting matters, and her independence from the Company and the Investment Manager, qualifies her to serve as a member of the Company’s Audit Committee.

Officers Who Are Not Directors

Erik L. Cuellar, Director of BlackRock, is the Chief Financial Officer of the Company, BlackRock TCP Capital Corp. and BlackRock Private Credit Fund. Mr. Cuellar has been at BlackRock and, before that, Tennenbaum Capital Partners, LLC, since 2011. Prior to his current role, Mr. Cuellar served as Controller for Ares Capital Corporation. Prior to that, Mr. Cuellar was with Metropolitan West Asset Management where he served as the Assistant Treasurer and Principal Accounting Officer for the Metropolitan West Funds. Prior to that, Mr. Cuellar managed the Alternative Investments Group at Western Asset Management Company. Mr. Cuellar began his career with Deloitte & Touche LLP where he was a Senior Auditor in their Financial Services Group. Mr. Cuellar earned a B.S. in Accounting from California State University Northridge and is a Certified Public Accountant in California.

Jason Mehring, Managing Director of BlackRock, is the President of the Company. Mr. Mehring is a senior member of the investment team and investment committee member within BlackRock’s Private Financing Solutions (PFS) platform. Mr. Mehring plays a leadership role in the evaluation, structuring, and execution of private secured investments in U.S. core middle market companies. Mr. Mehring also serves as President of BlackRock TCP Capital Corp. and BlackRock Private Credit Fund. Mr. Mehring has over 30 years’ experience in middle market investing including his 20 years’ experience with the BlackRock team, joining as a Managing Director at BlackRock Capital Investment Corporation’s former advisor in 2005. Mr. Mehring previously spent more than ten years at Banc of America Capital Investors (BACI), an affiliate of Bank of America, Inc., in Chicago, where he held positions of increasing responsibility, becoming a Principal of the firm in 2000. At BACI, Mr. Mehring focused on mezzanine and private equity investing in middle market companies. Prior to joining BACI in 1994, he worked at Firstar Bank, a predecessor to U.S. Bank. Mr. Mehring holds an M.B.A from the Kellogg School of Management at Northwestern University and a B.B.A., summa cum laude, in Finance and Economics from the University of Wisconsin Eau Claire (graduating with University Honors).

Patrick Wolfe, Managing Director of BlackRock, is the Chief Operating Officer of the Company, BlackRock TCP Capital Corp. and BlackRock Private Credit Fund. He is also a Senior Portfolio Manager within BlackRock’s Private Financing Solutions (PFS) platform. He is Head of Portfolio Construction for U.S. Private Capital’s U.S. Direct Lending funds which includes overseeing allocations, portfolio positioning, and liability management. Mr. Wolfe is also Head of U.S. middle-market CLOs at BlackRock. Mr. Wolfe joined BlackRock through the acquisition of Tennenbaum Capital Partners, LLC. At Tennenbaum Capital Partners, LLC, Mr. Wolfe was a portfolio manager on the U.S. Direct Lending Funds and launched the middle-market 6++CLO platform taking the business to over $1 billion of assets. He also co-led the development of the firm’s proprietary private credit software platform. He was one of the creators of the Direct Lending fund structure designed for insurance company clients. Before Tennenbaum Capital Partners, LLC, Mr. Wolfe was in structured credit at Deutsche Bank for six years focusing on the structuring, issuance, and management of CLOs and other credit strategies. He began his career in 2006 at KSJG LLP in the Advisory group focused on mortgage banking. Mr. Wolfe earned a B.S. in Accounting from San Diego State University in 2006. Mr. Wolfe volunteers his time as a member of the Board of Directors for the Southern California Golf Association (“SCGA”) and Southern California Golf Association Junior Foundation.

Charles C. S. Park, Managing Director of BlackRock, is the Chief Compliance Officer of the Company, BlackRock TCP Capital Corp. and BlackRock Private Credit Fund, and Chief Compliance Officer of the Investment Adviser and the Sub-Adviser. Mr. Park has served as Chief Compliance Officer of certain BlackRock US-registered investment advisers since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012; Chief Compliance Officer of the Company from 2018 to February 2024; Chief Compliance Officer of the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex from 2014 to 2023; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds from 2006 to 2023.

Dan Worrell, Managing Director of BlackRock, is Co-Chief Investment Officer of the Company, BlackRock TCP Capital Corp. and BlackRock Private Credit Fund. Mr. Worrell is a senior member of the investment team within BlackRock’s Private Financing Solution (PFS) platform, where he is a leader in BlackRock’s U.S. core middle market direct lending strategy. In this capacity, Mr. Worrell is responsible for oversight of the strategy’s investment process and plays a leadership role in the evaluation, structuring, and execution of private secured investments in U.S. core middle market companies. Prior to joining BlackRock, Mr. Worrell was a Managing Director at Tennenbaum Capital Partners, LLC, where he led investment activity across several industry verticals, including Healthcare, Consumer Brands, Retail, and Consumer and Specialty Finance. Prior to Tennenbaum Capital Partners, LLC, Mr. Worrell was a High Yield Portfolio Manager with Mulholland Capital Advisors. Mr. Worrell holds an M.B.A. from Columbia University and a B.S. from California State University, Northridge.

Diana Huffman, Executive Director of BlackRock, is General Counsel and Secretary of the Company and BlackRock Private Credit Fund, and General Counsel, Secretary and Authorized Person of BlackRock TCP Capital Corp. Ms. Huffman also serves as Secretary of HPS Net Income Lease REIT. Ms. Huffman previously served as General Counsel of BlackRock Capital Investment Corporation, prior to its merger with BlackRock TCP Capital Corp. in March 2024. Ms. Huffman is Legal Counsel in the Legal & Compliance Department at BlackRock. She is responsible for supporting BlackRock’s Private Financing Solutions platform, with a focus on retail alternatives. Ms. Huffman advises on a broad array of legal and regulatory issues, including product development and corporate governance matters. Prior to joining BlackRock in 2022, Ms. Huffman served as Corporate Counsel at PGIM Investments LLC starting in 2015, where she served as Chief Legal Officer for its BDC and as the lead attorney for retail funds. From 2009 to 2015, Ms. Huffman was an associate in the Asset Management group at Willkie Farr & Gallagher LLP, where she focused on the organization and operation of private and regulated funds. Ms. Huffman has a J.D. (cum laude) from Fordham University School of Law and a B.A. (summa cum laude) in International Relations from Boston University.

CORPORATE GOVERNANCE

Our Directors have been divided into two groups: Interested Directors and Independent Directors. Interested Directors are “interested persons” as defined in the 1940 Act.

Philip Tseng is an Interested Director by virtue of his employment with the Investment Manager. In part because the Company is an externally-managed investment company, the Board of Directors believes having a Director that is an Interested Director and that is familiar with the Company’s portfolio companies, its day-to-day management and the operations of the Investment Manager greatly enhances, among other things, its understanding of the Company’s investment portfolio, business, finances and risk management efforts. In addition, the Board of Directors believes that Mr. Tseng’s employment with the Investment Manager allows for the efficient mobilization of the Investment Manager resources at the Board of Director’s behest and on its behalf. Mr. Tseng currently serves as Chair of the Board.

Eric J. Draut serves as lead Independent Director.

The Board of Directors believes its relatively small size and the composition and leadership of its committees allow each director to enjoy full, accurate and efficient communication with the Company, the Investment Manager and management, and facilitates the timely transmission of information among such parties.

Director Independence

On an annual basis, each member of the Board of Directors is required to complete an independence questionnaire designed to provide information to assist the Board of Directors in determining whether the director is independent. The Board of Directors has determined that each of the Directors, other than the Interested Directors, is independent under the 1940 Act.

Means by Which the Board of Directors Supervises Officers

The Board of Directors is regularly informed on developments and issues related to the business of the Company, and monitors the activities and responsibilities of the officers in various ways. At each regular meeting of the Board of Directors, the officers report to the Board of Directors on developments and important issues. Each of the officers, as applicable, also provides regular updates to the members of the Board of Directors regarding the Company’s business between the dates of regular meetings of the Board of Directors. Officers and other members of the Investment Manager, at the invitation of the Board of Directors, regularly attend portions of meetings of the Board of Directors and its committees to report on the financial results of the Company, its operations, performance and outlook, and on areas of the business within their responsibility, including risk management and management information systems, as well as other business matters.

The Board of Directors’ Role in Risk Oversight

Day-to-day risk management with respect to the Company is the responsibility of the Investment Manager or other service providers (depending on the nature of the risk) subject to the supervision of the Investment Manager. The Company is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. While there are a number of risk management functions performed by the Investment Manager and the other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Company. Risk oversight is part of the Board of Directors’ general oversight of the Company and is addressed as part of various Board of Directors and committee activities. The Board of Directors, directly or through a committee, also reviews reports from, among others, management, the independent registered public accounting firm for the Company and internal accounting personnel for the Investment Manager, as appropriate, regarding risks faced by the Company and management’s or the service provider’s risk functions. The committee system facilitates the timely and efficient consideration of matters by the directors, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Company’s activities and associated risks. The Company’s Chief Compliance Officer oversees the implementation and testing of the Company’s compliance program and reports to the Board of Directors regarding compliance matters for the Company and its service providers. The Independent Directors have engaged independent legal counsel to assist them in performing their oversight responsibilities.

Code of Ethics

The Company has adopted a code of ethics and business conduct that applies to its officers, including its Chief Executive Officer, President, Chief Financial Officer and Treasurer, or persons performing similar functions (the “Code of Business Conduct”). The Code of Business Conduct is available upon request.

The Company has also adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act (the “Code of Ethics”) that establishes procedures for personal investments and restricts certain personal securities transactions and operates in conjunction with the Code of Business Conduct noted above. Personnel subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Company, so long as such investments are made in accordance with the code’s requirements. The Code of Ethics is available upon request.

Insider Trading Policy
The officers of the Company and Interested Directors are employees of BlackRock and covered by the BlackRock insider trading policy (the “Inside Trading Policy”). The Independent Directors are subject to the Code of Ethics with respect to portfolio securities of the Company and must pre-clear
trades in the Company’s shares. A copy of the Inside Trading Policy has been filed as an exhibit to the Company’s most recent Annual Report on Form
10-K.
Hedging Transactions
The Company’s codes of ethics and business conduct do not expressly prohibit Directors or Senior Officers from engaging in hedging transactions with respect to its securities.
BOARD
MEETINGS
During the Company’s fiscal year ended December 31, 2025, the Board of Directors met sixteen times. No incumbent Director who was a Director during such fiscal year attended less than 75% of the aggregate number of meetings of the Board of Directors and of each committee of the Board of Directors on which the Director served during the Company’s most recently completed fiscal year. All of the then-Directors attended the 2025 Annual Meeting of Stockholders of the Company virtually.
COMMITTEES OF THE BOARD OF DIRECTORS
Our Board of Directors currently has two committees: an Audit Committee and a Joint Transactions Committee.
Audit Committee
. The Audit Committee operates pursuant to a charter approved by the Board of Directors. The Audit Committee currently holds regular meetings on a quarterly basis and special meetings as needed. During the Company’s fiscal year ended December 31, 2025, the Audit Committee met four times. The charter sets forth the responsibilities of the Audit Committee and can be accessed at https://icx.efrontcloud.com/blackrock/login.aspx. The primary function of the Audit Committee is to serve as an independent and objective party to assist the Board of Directors in fulfilling its responsibilities for overseeing all material aspects of the Company’s accounting and financial reporting processes, monitoring the independence and performance of the Company’s independent registered public accounting firm, providing a means for open communication among the Company’s independent accountants, financial and senior management and the Board of Directors, and overseeing the Company’s compliance with legal and regulatory requirements. The Audit Committee is presently composed of Mr. Draut and Mses. Leets and Usifer (Chair), each of whom is considered independent for purposes of the 1940 Act. The Board of Directors has determined that each of Eric Draut, Karen L. Leets and Maureen K. Usifer is an “audit committee financial expert” as defined under Item 407(d)(5) of Regulation
S-K
of the Securities Exchange Act of 1934.
Joint Transactions Committee
. The Joint Transactions Committee was formed on February 24, 2021 and is presently composed of Mr. Draut and Mses. Leets and Usifer. The Joint Transactions Committee operates to approve the allocation of certain private placement transactions in which we participate with one or more of the Investment Manager’s other accounts in accordance with our exemptive orders obtained from the Commission. During the Company’s fiscal year ended December 31, 2025, the Joint Transactions Committee met five times.

COMPENSATION OF DIRECTORS
The following table shows information regarding the compensation earned or actually received by the Company’s directors, none of whom is an employee of the Company for service as a director for the fiscal year ended December 31, 2025. No compensation is paid by the Company to Interested Directors who are “interested persons” (as defined in the 1940 Act) of the Investment Adviser.

	Fees Earned or Paid in Cash (1)(2)	Total
Interested Directors:
Philip Tseng	—	—
Independent Directors:
Eric J. Draut	$42,000	$42,000
Karen L. Leets	$42,000	$42,000
Peter Schwab (3)	$22,206	$22,206
Maureen K. Usifer	$52,000	$52,000

(1)	For a discussion of the Directors’ compensation, see below.
(2)	The Company does not maintain a stock or option plan, non-equity incentive plan or pension plan for its directors.
(3)	Mr. Peter Schwab’s term ended on May 18, 2025.
The Company is authorized to pay each Director (other than Interested Directors who are “interested persons” (as defined in the 1940 Act) of the Investment Adviser) the following amounts for serving as a Director: (i) $30,000 a year; (ii) $1,000 for each regular meeting of the Board of Directors attended by such Director; (ii) $1,000 for each in person meeting of a committee of the Board of Directors physically attended by such Director; (iii) $500 for each special telephonic meeting of the Board of Directors attended via telephone by such Director; (iv) $500 for each telephonic meeting of a committee thereof attended via telephone by such Director; and (v) $500 for each special meeting of the Board with a limited agenda attended by such Director (whether in person or by telephone). The Chair of the Audit Committee receives $10,000 per year. Each Director is also entitled to reimbursement for all out-of-pocket expenses of such person in attending each meeting of the Board of Directors and any committee thereof.
COMPENSATION OF OFFICERS
None of the officers receive compensation from the Company. The compensation of the officers is paid by the Investment Manager or its affiliates. A portion of such compensation may be reimbursed by the Company for the cost to the Administrator of administrative services rendered by him or her on behalf of the Company.
POLICIES AND PRACTICES RELATED TO THE TIMING OF EQUITY AWARDS
The Company does not grant options, and accordingly, we have no policy, program, practice, or plan pertaining to the timing of stock option grants with respect to the release of material non-public
information. Furthermore, given that we do not directly compensate our executive officers, we also have not timed the release of material non-public
information for the purpose of affecting the value of executive compensation.

INDEMNIFICATION OF BOARD MEMBERS AND OFFICERS
The governing documents of the Company generally provide that, to the extent permitted by applicable law, the Company will indemnify its Directors and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Company unless, as to liability to the Company or its investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices. In addition, the Company will not indemnify Directors with respect to any matter as to which Directors did not act in good faith in the reasonable belief that his or her action was in the best interest of the Company or, in the case of any criminal proceeding, as to which the Directors had reasonable cause to believe that the conduct was unlawful. Indemnification provisions contained in the Company’s governing documents are subject to any limitations imposed by applicable law.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
We have entered into a number of business relationships with affiliated or related parties, including the following:

•	We have entered into an investment management agreement with the Investment Manager.

•
The Administrator provides us with administrative services necessary to conduct our day-to-day
operations. For providing these services, facilities and personnel, the Administrator may be reimbursed by us for expenses incurred by the Administrator in performing its obligations under the administration agreement, including our allocable portion of the cost of certain of our officers and the Administrator’s administrative staff and providing, at our request and on our behalf, significant managerial assistance to portfolio companies to which we are required to provide such assistance.

•
We have entered into a royalty-free license agreement with BlackRock, Inc. and the Investment Manager, pursuant to which BlackRock and the Investment Manager have agreed to grant us a non-exclusive,
royalty-free license to use the name “BlackRock.”

The Investment Manager and its affiliates, employees and associates currently do and in the future may manage other funds and accounts. The Investment Manager and its affiliates may determine that an investment is appropriate for us and for one or more of those other funds or accounts. Accordingly, conflicts may arise regarding the allocation of investments or opportunities among us and those accounts. In general, the Investment Manager will allocate investment opportunities pro rata among us and the other funds and accounts (assuming the investment satisfies the objectives of each) based on the amount of committed capital each then has available. The allocation of certain investment opportunities in private placements will continue to be subject to Independent Director approval pursuant to the terms of the co-investment
exemptive order applicable to us. In certain cases, investment opportunities may be made other than on a pro rata basis. For example, we may desire to retain an asset at the same time that one or more other funds or accounts desire to sell it or we may not have additional capital to invest at a time the other funds or accounts do. If the Investment Manager is unable to manage our investments effectively, we may be unable to achieve our investment objective. In addition, the Investment Manager may face conflicts in allocating investment opportunities between us and certain other entities that could impact our investment returns.
While our ability to enter into transactions with our affiliates is restricted under the 1940 Act, we have received co-investment
exemptive relief from the Commission permitting certain affiliated investments subject to certain conditions. The exemptive relief may enable us to participate in certain transactions that we could not invest in without the relief. However, as a result, we may face conflicts of interest on investments made pursuant to the exemptive relief conditions which could in certain circumstances affect adversely the price paid or received by us or the availability or size of the position purchased or sold by us.

Statement of Policy Regarding Transactions with Related
Persons
The Board of Directors has adopted a policy regarding transactions with affiliates. Prior to the consummation of any transaction in which the Company, or any company controlled by the Company, proposes to participate, the Company’s Chief Compliance Officer and/or General Counsel, or their respective designees, will review the facts and circumstances of such transaction and determine whether an affiliate may be involved in such transaction.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP (“D&T”) has been selected as the independent registered public accounting firm to audit the financial statements of the Company as of and for the Company’s fiscal year ending December 31, 2025. D&T was selected by the Audit Committee of the Company and that selection was ratified by the Company’s Board, including all of the Independent Directors, by a vote cast at an in-person meeting. The Company does not know of any direct or indirect financial interest of D&T in the Company. A representative of D&T will attend the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so and will be available to answer questions.

	2025	2024
Audit Fees	$194,400	$192,780
Audit-Related Fees	$0	—
Tax Services Fees	$0	—
All Other Fees	$0	—
Total	$194,400	$192,780

Audit Fees

Audit fees consist of fees billed for professional services rendered for the audit of our year-end consolidated financial statements and reviews of the condensed consolidated financial statements filed with the SEC on Forms 10-K and 10-Q, as well as work generally only the independent registered public accounting firm can be reasonably expected to provide, such as the review of documents filed with the SEC, including certain 8-K filings.

Audit-Related Fees

Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services, such as comfort letters and consents, that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

Tax Fees

Tax services fees consist of fees billed for professional services performed by the independent registered public accounting firm’s tax personnel for tax compliance. These services include assistance regarding federal, state and local tax compliance, except those services specifically related to the audit and review of financial statements.

All Other Fees

All other fees would include fees for products and services other than the services reported above.

Audit Committee Policies and Procedures

The Audit Committee operates under a written charter adopted by the Board. Management is responsible for the Company’s internal controls and the financial reporting process. The Audit Committee is required to approve all audit engagement fees and terms for the Company. The Audit Committee also is required to consider and act upon (i) the provision by the Company’s independent accountant of any non-audit services to the Company, and (ii) the provision by the Company’s independent accountant of non-audit services to the Company and any entity controlling, controlled by, or under common control with the Company that provide ongoing services to the Company (“Affiliated Service Providers”) to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the Commission.

The Audit Committee pre-approves all audit, review and attest engagements required under the securities laws and regulations provided by the Company’s independent auditors. The Audit Committee also approves all non-audit services, including tax services, provided to the Company by the Company’s independent auditors and verifies, at the time of pre-approval, that such pre-approved non-audit services would not be prohibited services under securities regulations. The Audit Committee pre-approves all non-audit services provided by the Company’s independent auditors to the Company’s investment advisor and to affiliates of the investment advisor that provide ongoing services to the Company, but only if the non-audit services have a direct impact on the operations or financial reporting of the Company.

Audit Committee Report

The Audit Committee has reviewed the Company’s audited financial statements and met and held discussions with management and with D&T, with and without management present, regarding the audited financial statements. Management has represented to the Audit Committee that the Company’s financial statements were prepared in accordance with accounting principles generally accepted in the United States. The Audit Committee has discussed with D&T the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Commission. The Audit Committee has also received the written disclosures and the letter from D&T required by applicable requirements of the PCAOB regarding D&T’s communications with the Audit Committee concerning independence, and has discussed with D&T its independence.

Based on the Audit Committee’s review and discussions referred to above, including its discussions with management and the independent registered public accounting firm, the Audit Committee’s review of the audited financial statements, the representations of management and the report of the D&T to the Audit Committee, the Audit Committee recommended that the Board include the audited financial statements in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2025 for filing with the SEC. The Audit Committee has also recommended and the Board, including a majority of the Independent Directors, has approved selecting D&T to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2026.

Eric J. Draut;

Karen L. Leets; and

Maureen K. Usifer (Chair)

STOCKHOLDER COMMUNICATIONS

Stockholders who want to communicate with the Board of Directors or any individual member of the Board of Directors should email Alternatives Client Services at AlternativesClientServices@BlackRock.com with a copy to diana.huffman@blackrock.com, or write the Company to the attention of Diana Huffman at 2951 28th Street, Suite 1000, Santa Monica, California 90405. The communication should indicate that you are a Company stockholder. If the communication is intended for a specific member of the Board of Directors and so indicates, it will be sent only to that member. If a communication does not indicate a specific member of the Board of Directors, it will be sent to the Chair of the Audit Committee of the Board of Directors and the outside counsel to the Independent Directors for further distribution as deemed appropriate by such persons.

Additionally, stockholders with complaints or concerns regarding accounting matters may email Alternatives Client Services at AlternativesClientServices@BlackRock.com with a copy to diana.huffman@blackrock.com or address letters to Diana Huffman at 2951 28th Street, Suite 1000, Santa Monica, California 90405. Stockholders who are uncomfortable submitting complaints to Alternatives Client Services or Diana Huffman may address letters directly to the Chair of the Audit Committee of the Board of Directors at 2951 28th Street, Suite 1000, Santa Monica, California 90405. Such letters may be submitted on an anonymous basis.

STOCKHOLDER PROPOSALS FOR THE 2027 ANNUAL MEETING

Stockholders may present proper proposals for inclusion in the Company’s proxy statement and proxy card for consideration at the next annual meeting of stockholders by submitting such nominations or proposals in writing to the Secretary of the Company in a timely manner, calculated in the manner provided in Rule 14a-8(e) of the Exchange Act, applicable state law and the Certificate of Incorporation and Bylaws of the Company. The Company expects that the 2027 Annual Meeting of Stockholders of the Company will be held in May 2027, but the exact date, time and location of such meeting have yet to be determined.

Deadlines for Submitting Stockholder Proposals for Inclusion in the Company’s Proxy Statement and Proxy Card

To be considered timely under Rule 14a-8(e) of the Exchange Act for inclusion in the Company’s proxy statement and proxy card for a regularly scheduled annual meeting, a stockholder’s proposal must be received at the Company’s principal executive offices not less than 120 calendar days before the anniversary of the date the Company’s proxy statement was released to stockholders for the previous year’s annual meeting. Accordingly, a stockholder’s nomination of a candidate for Director or other proposal must be received no later than Thursday, December 10, 2026 in order to be included in the Company’s proxy statement and proxy card for the 2027 Annual Meeting of Stockholders of the Company.

Deadlines for Submitting Notice of Stockholder Proposals for Consideration at the Company’s Annual Meeting

The deadline for submitting notice of a stockholder’s proposal for consideration at the 2027 Annual Meeting of Stockholders of the Company, under the Company’s current Bylaws, is not earlier than the 150th day prior to the first anniversary of the date of the preceding year’s annual meeting nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is not within 25 days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever first occurs. Accordingly, a stockholder’s proposal must be received no earlier than Wednesday, December 23, 2026 and no later than 5:00 p.m., Eastern Time, on Friday, January 22, 2027 in order to be considered at the 2027 Annual Meeting of Stockholders of the Company. In order to be considered timely, such notice will be delivered to the Secretary at the principal executive office of the Company and will set forth all information required under Sections 5 and 6, as applicable, of Article II of the Company’s current Bylaws.

FINANCIAL STATEMENTS AVAILABLE

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 containing audited financial statements accompanies this proxy statement.

Along with this proxy statement, the Company will provide to each stockholder a copy (without exhibits, unless otherwise requested) of its Annual Report on Form 10-K required to be filed with the Commission for the year ended December 31, 2025. Copies of these documents may also be accessed electronically by means of the Commission’s home page on the internet at http://www.sec.gov.

PRIVACY PRINCIPLES OF THE COMPANY

The Company is committed to maintaining the privacy of stockholders and to safeguarding our nonpublic personal information. The following information is provided to help you understand what personal information the Company collects, how the Company protects that information and why, in certain cases, the Company may share information with select other parties.

Generally, the Company does not receive any nonpublic personal information relating to their stockholders, although certain nonpublic personal information of stockholders may become available to the Company. The Company does not disclose any nonpublic personal information about their stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third-party administrator).

The Company restricts access to nonpublic personal information about its stockholders to its investment advisor’s employees with a legitimate business need for the information. The Company maintains physical, electronic and procedural safeguards designed to protect the nonpublic personal information of its stockholders.

OTHER MATTERS

The Board of Directors is not aware of any other matters to be presented at the Annual Meeting. Should any other matter requiring a vote of stockholders arise, it is the intention of the persons named in the proxy to vote in accordance with their discretion on such matters.

You are cordially invited to attend the Annual Meeting in person via webcast. Whether or not you plan to attend the Annual Meeting, you are requested to complete, date, sign and promptly return the accompanying proxy card in the enclosed postage-paid envelope.

By Order of the Board of Directors,

/s/ Philip Tseng
Philip Tseng
Director and Chief Executive Officer

April 9, 2026

BlackRock Direct Lending Corp.

Proxy Card

Annual Meeting of Stockholders

Proxy for Annual Meeting of Stockholders to Be Held on May 27, 2026

The undersigned hereby appoints Diana Huffman, as a proxy of the undersigned (the “Proxy”), with the power to appoint her substitute, for the Annual Meeting of Stockholders of BlackRock Direct Lending Corp. (the “Company”) to be held over the web in a virtual meeting format on Wednesday, May 27, 2026, at 10:30 a.m., Pacific Time, and for any adjournment or postponement thereof, to vote, as designated on the reverse side, all shares of the Company held by the undersigned at the close of business on March 30, 2026.

By signing this Proxy Card, the undersigned acknowledges receipt of the Company’s Proxy Statement dated April 9, 2026. The Company’s Proxy Statement is available at: https://icx.efrontcloud.com/blackrock/login.aspx. The undersigned revokes all prior proxies and appoints the Proxies to vote its shares on the matters shown below and any other matters which may come before the Annual Meeting and all adjournments, and hereby ratifies and confirms all that said proxies, or any of them, may lawfully do by virtue thereof.

The Company’s Board of Directors recommend a “FOR” vote for each Director.

TO VOTE, MARK X BELOW.

Election of Directors	FOR	WITHHOLD

Eric J. Draut	☐	☐

Maureen K. Usifer	☐	☐

Philip Tseng	☐	☐

Karen L. Leets	☐	☐

Date:

ACCOUNT NAME

By:
Name:
Title: